                       AMENDMENT TO LINE OF CREDIT AGREEMENT
                       -------------------------------------

              THIS AGREEMENT (the "Amendment") is made as of May 7, 1996 by and between RENAISSANCE SOLUTIONS, INC. (the "Borrower") and FLEET NATIONAL BANK (the "Bank").


                                      RECITALS
                                      --------

              A. The Borrower and Shawmut Bank, N.A., are parties to a Commercial Revolving Line of Credit Agreement dated June 30, 1995 (the "Loan Agreement") providing for a discretionary line of
               --------------
         credit in favor of the Borrower (the "Line of Credit").  Fleet
                                               --------------
         National Bank of Massachusetts is successor-in-merger to Shawmut Bank, N.A. and the Bank is successor-in-merger to Fleet National Bank of Massachusetts. Capitalized terms used herein without definition have the meanings assigned to them in the Loan Agreement.

              B. The Borrower has requested an extension of the Expiration Date, an increase in the Line of Credit and a removal of the sublimit on Letters of Credit, and the Bank is willing to agree to the same, subject to the terms and conditions set forth below.

              NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

              1.   Amendment to Loan Agreement.
                   ---------------------------
              The Loan Agreement is hereby amended as follows:

              (a)  Line of Credit.  Section 2.1 of the Loan Agreement is
                   --------------
         amended by deleting the first sentence thereof and in its place inserting the following sentence:

                   Pursuant to the terms of this Agreement and upon
              satisfaction of the conditions precedent referred to in
              Section 4 hereof, the Bank may, in its sole discretion, lend to the Borrower, and the Borrower may, in its sole discretion, borrow from the Bank, advances not to exceed the difference between (a) $3,500,000 and (b) the Letter of Credit Liabilities (the "Line of Credit"). In addition, the date of June 1, 1996 set forth in the second sentence of
              Section 2.1 is deleted and in its place the date of June 1, 1997 is substituted as the Termination Date.

              (b)  Letters of Credit.  Section 2.10(a) of the Loan
                   -----------------
         Agreement is deleted in its entirety and in its place the following language is inserted:

                   (a) Subject to the terms and conditions hereof and the receipt by the Bank of a duly completed Letter of Credit Application and in reliance on the representations and warranties herein contained, during the period from the date hereof to the Termination Date, the Borrower may, in its sole discretion request and the Bank may, in its sole discretion, issue, one or more Letters of Credit for the account of the Borrower; provided, however, that after giving effect to any such request, the Letter of Credit Liabilities shall not exceed (i) $3,500,000 minus (ii) the aggregate amount of advances made by the Bank pursuant to Section 2.1 hereof and then outstanding.

              (c)  Tangible Net Worth.  Section 7.5 of the Loan Agreement
                   ------------------
         is amended by deleting it in its entirety and inserting in its place the following language:

                   7.5  Tangible Net Worth.  The Borrower shall not permit
                        ------------------
              Borrower's Tangible Net Worth to fall below $18,000,000 at any time.

              (d)  Exhibits.  Exhibit 1, being the form of Note originally
                   --------
         executed and delivered by the Borrower, is hereby replaced by a new Exhibit 1 attached hereto (as amended, renewed, supplemented or revised from time to time, the "Note").

              (e)  Prime Rate.  All references in the Loan Agreement to the
                   ----------
         "Base Rate" shall hereafter be changed and amended to refer to the Prime Rate.

              (f)  Facility Fee.  The annual facility fee set forth in
                   ------------
         Section 2.11(b) is hereafter increased from $10,000 to $17,500.

              2.   No Further Amendments.
                   ---------------------

              Except as specifically amended hereby, the Loan Agreement shall remain unmodified and in full force and effect and is hereby ratified and affirmed in all respects, and the indebtedness of the Borrower to the Bank evidenced thereby is hereby reaffirmed in all respects.

              3.   Certain Representations, Warranties and Covenants of the
                   --------------------------------------------------------
         Borrower.
         --------
              The Borrower represents and warrants and covenants to the Bank, after giving effect to this Amendment, as follows:

              (a) The execution and delivery of this Amendment, the new Note and the other documents delivered in connection herewith have been duly authorized by all requisite corporate action on the part of the Borrower.

              (b) No material adverse change has occurred in the assets, liabilities, financial condition, business or prospects of the Borrower from that disclosed in the annual audited financial statements most recently furnished to the Bank.

              (c) The Borrower hereby confirms in all respects all agreements executed by the Borrower in connection with any and all financing from the Bank to the Borrower.

              4.   Conditions.
                   ----------

              The effectiveness of this Amendment is subject to the following conditions:

              (a) The Borrower shall have executed and delivered to the Bank (or shall have caused to be executed and delivered to the Bank by the appropriate persons), on or prior to the date of execution of this Amendment, the following:

              (i)  This Amendment and the new Note;

             (ii) True and complete copies of any required stockholders' and/or directors' consents or resolutions, authorizing the execution and delivery of this Amendment and the new Note, certified by the clerk or secretary of the Borrower, in form reasonably satisfactory to the Bank; and

            (iii) Such other agreements and documents as the Bank shall reasonably request in connection with this Amendment and the other documents referred to herein.

              (b) All legal matters incident to the transactions contemplated hereby shall be satisfactory to counsel for the Bank.

              5.   Miscellaneous.
                   -------------

              (a) This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

              (b) This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, all of which counterparts shall together constitute one and the same agreement.

              IN WITNESS WHEREOF, the Bank and the Borrower have caused this Amendment to be duly executed as a sealed instrument by their duly authorized representatives, all as of the day and year first above written.

                                       RENAISSANCE SOLUTIONS, INC.



                                       By:  /s/ William T. Jenkins
                                            -------------------------------
                                            Print Name:  William T. Jenkins
                                            Title:  Vice President Finance
                                                     and Administration


                                       FLEET NATIONAL BANK


                                       By:  /s/ Luke Tsokanis
                                            ------------------------
                                            Print Name: Luke Tsokanis
                                            Title: Vice President

                                      EXHIBIT 1
                                      ---------

FLEET NATIONAL BANK               COMMERCIAL REVOLVING LINE OF CREDIT
                                  PROMISSORY NOTE


$3,500,000                                       Dated June 30, 1995
                                                 and amended and restated
                                                 on May 7, 1996

              For value received, RENAISSANCE SOLUTIONS, INC. (the "Borrower") hereby promises to pay to the order of FLEET NATIONAL BANK, successor in merger to Fleet National Bank of Massachusetts, successor in merger to Shawmut Bank, N.A. (the "Bank"), at the office of the Bank located at One Federal Street, Boston, Massachusetts 02211, or at such other address as the holder hereof may designate, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND DOLLARS ($3,500,000) or the aggregate unpaid principal amount of all advances made by the Bank to the Borrower pursuant to the terms of the Agreement (as defined below), whichever is less, in lawful money of the United States. If any advances are made during the period from the date hereof until June 1, 1997 (as such date may be extended, in writing from time to time, in the Bank's sole and absolute discretion, the "Termination Date"), subject to the terms and conditions of the Agreement, the Borrower may borrow, repay and reborrow; provided, however, that for any period of twelve (12) consecutive months there shall be no borrowings or reborrowings and no outstanding principal under this Note for at least thirty (30) consecutive days; and provided, further, that all outstanding principal plus accrued and unpaid interest shall be paid in full on the Termination Date.

              The outstanding principal of all advances will bear interest at a per annum rate equal to the Prime Rate (as defined below). Changes in the rate of interest resulting from changes in the Prime Rate shall take place immediately without notice or demand of any kind. Interest on the outstanding principal of all advances shall be payable at the rate set forth above commencing on August 1, 1995 and continuing monthly thereafter on the same day of each succeeding month and on the Termination Date.
         Interest shall be computed on the basis of a three hundred sixty
         (360)-day year and actual days elapsed. Upon default or after maturity or after judgment has been rendered on this Note, the unpaid principal of all advances shall, at the option of the Bank, bear interest at a rate which is four (4) percentage points per annum greater than that which would otherwise be applicable. The term "Prime Rate" as used herein shall mean the annual interest rate announced by the Bank from time to time as its Prime Rate.

              All payments shall be applied first to the payment of all interest on the unpaid principal of all advances due under this Note and the balance on account of the principal of all advances due under this Note. The Bank is authorized, but not required, to charge principal and interest due on this Note and all other amounts due hereunder to any account of the Borrower when and as it becomes due.

              The Bank may collect a late charge not to exceed five percent (5.00%) of any installment of interest or principal, or of any other amount due to the Bank which is not paid or reimbursed by the Borrower within fifteen (15) days after the due date thereof to defray the extra cost and expense involved in handling such delinquent payment and the increased risk of non-collection. The minimum late charge shall be $15.00.

              If, at any time, the rate of interest, together with all amounts which constitute interest and which are reserved, charged or taken by Bank as compensation for fees, services or expenses incidental to the making, negotiating or collection of any advance evidenced hereby, shall be deemed by any competent court of law, governmental agency or tribunal to exceed the maximum rate of interest permitted to be charged by the Bank to the Borrower, then, during such time as such rate of interest would be deemed excessive, that portion of each sum paid attributable to that portion of such interest rate that exceeds the maximum rate of interest so permitted shall be deemed a voluntary prepayment of principal.

              Borrower may prepay this Note, in whole or in part, at any time, without penalty or premium. If, at any time, the aggregate principal amount of all advances outstanding under this Note shall exceed the maximum amount permitted by this Note, the Borrower shall immediately prepay so much of the outstanding principal balance, together with accrued interest on the portion of principal so prepaid, as shall be necessary in order that the unpaid principal balance, after giving effect to such prepayments, shall not be in excess of the maximum amount permitted by this Note. Any such prepayment will be applied first to the payment of accrued interest to the date of the prepayment and the remainder to the unpaid principal balance of this Note.

              Upon the happening of any Event of Default, all advances outstanding hereunder, together with accrued interest thereon, shall, at the option of the Bank, accelerate and become immediately due and payable and any obligation of the Bank to advance hereunder shall terminate without demand or notice of any kind. Failure to exercise such option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

              This Note has been executed and delivered in accordance with the Commercial Revolving Line of Credit Agreement (the "Agreement") dated June 30, 1995 herewith between the Borrower and Shawmut Bank, N.A., predecessor to the Bank, incorporated herein by reference, which sets forth further terms and conditions upon which the entire unpaid principal hereof and all interest hereon may become due and payable prior to the Termination Date, and generally as to further rights of the Bank and duties of the Borrower and any guarantor, endorser or surety of any obligation of the Borrower to the Bank (a "Guarantor") with respect hereto. All advances made by the Bank to the Borrower shall be evidenced by the books and records of the Bank which shall be conclusive, absent manifest error.

              Borrower and each Guarantor of this Note agree to pay all taxes levied or assessed upon the outstanding principal against any holder of this Note and to pay all costs, including attorneys' fees, costs relating to the appraisal and/or valuation of assets and all other costs and expenses in the collection, protection, reservation, defense, administration or enforcement of this Note or any guaranty or endorsement of this Note or in any litigation arising out of the transactions of which this Note or any guaranty or endorsement of this Note is a part.

              Borrower and each Guarantor hereby give the Bank a lien and right of set off for all of Borrower's and each Guarantor's liabilities and obligations upon and against all the deposits, credits, collateral and property of the Borrower and each Guarantor, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of Fleet Financial Group, Inc. or in transit to any of them. At any time, without demand or notice, Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Borrower or any Guarantor even though unmatured and whether or not the Bank is otherwise fully secured.

              THE BANK, THE BORROWER AND EACH GUARANTOR IRREVOCABLY WAIVE ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING HEREAFTER
         INSTITUTED BY OR AGAINST THE BANK, THE BORROWER OR ANY GUARANTOR IN RESPECT OF THIS NOTE OR ARISING OUT OF ANY DOCUMENT, INSTRUMENT OR AGREEMENT EVIDENCING, GOVERNING OR SECURING THIS NOTE, INCLUDING THE AFORESAID AGREEMENT.

              BORROWER AND EACH GUARANTOR (1) ACKNOWLEDGE THAT THE ADVANCES EVIDENCED BY THIS NOTE ARE PART OF A COMMERCIAL TRANSACTION AND
         (2) TO THE EXTENT PERMITTED BY ANY STATE OR FEDERAL LAW, WAIVE THE RIGHT ANY OF THEM MAY HAVE TO PRIOR NOTICE OF AND A HEARING ON THE RIGHT OF ANY HOLDER OF THIS NOTE TO ANY REMEDY OR COMBINATION OF REMEDIES THAT ENABLES SAID HOLDER, BY WAY OF ATTACHMENT, FOREIGN ATTACHMENT, GARNISHMENT OR REPLEVIN TO DEPRIVE BORROWER OR ANY

         GUARANTOR OF ANY OF THEIR PROPERTY, AT ANY TIME, PRIOR TO FINAL JUDGMENT IN ANY LITIGATION INSTITUTED IN CONNECTION WITH THIS NOTE. The Borrower and each Guarantor further, waive diligence, demand, presentment for payment, notice of nonpayment, protest and notice of protest, and notice of any renewals or extensions of this Note, and all rights under any statute of limitations, and agree that the time for payment of this Note may be changed and extended at Bank's sole discretion, without impairing their liability hereon, and further consent to the release of all or any part of the security for the payment hereof at the discretion of Bank, or the release of any party liable for this obligation without affecting the liability of the other parties hereto. Any delay on the part of the Bank in exercising any right hereunder shall not operate as a waiver of any such right, and any waiver granted for one occasion shall not operate as a waiver in the event of any subsequent default.

              The Borrower specifically acknowledges and agrees that the Bank is under no obligation to make any advance to the Borrower pursuant to this Note or the aforesaid Agreement. The making of an advance at any time, shall not be deemed a waiver of or consent, agreement or commitment by, the Bank to the making of any future advance to the Borrower.

              If any provision of this Note shall, to any extent, be held invalid or unenforceable, then only such provision shall be deemed ineffective and the remainder of this Note shall not be affected.

              This Note shall bind the heirs, executors, administrators, successors and assigns of the Borrower and all Guarantors hereto and shall inure to the benefit of the Bank, its successors and assigns.

              This Note is executed as a sealed instrument and shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.


         Witness                       RENAISSANCE SOLUTIONS, INC.


         /s/ Sally Dexter              By:  /s/ William T. Jenkins
         -------------------                -------------------------------
                                            Print Name:  William T. Jenkins
                                            Title:  Vice President Finance
                                                     and Administration